UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2009

Pet DRx Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 Centerview Drive, Suite 360, Brentwood, Tennessee		37027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	615-369-1914

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 15, 2009, Pet DRx Corporation (the "Company") received notification from the NASDAQ Listings Qualifications Department indicating that for the last 30 consecutive business days, the bid price of its common stock has closed below the minimum $1.00 per share required for continued inclusion on the Nasdaq Capital Market as set forth in NASDAQ Marketplace Rule 5550(a)(2) (the "Minimum Bid Price Rule").

In accordance with Marketplace Rule 5810(c) (3) (A), the Company has 180 calendar days, or until March 15, 2010 (the "Required Date"), to regain compliance. The Company will achieve compliance if at any time before the Required Date, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of ten consecutive business days. If the Company does not regain compliance by the Required Date, but can demonstrate as of that date that the Company meets the criteria for initial listing standards, with the exception of bid price, for the NASDAQ Capital Market, the Company may be eligible to receive an additional 180 calendar days to regain compliance. If the Company does not regain compliance with the Minimum Bid Price Rule by the Required Date and does not receive an additional 180 calendar days to regain compliance, NASDAQ will provide the Company with written notification that the Company’s securities will be delisted from the NASDAQ Capital Market. At that time, the Company may appeal NASDAQ’s determination to delist the Company’s securities.

The Company has not yet determined what action, if any, it will take in response to this notice, although the Company intends to monitor the closing bid price of its common stock between now and the Required Date. The Company will consider available options, including the consummation of a reverse stock split, if its common stock does not trade at a level likely to result in the Company regaining compliance with the Minimum Bid Price Rule. The Company disclaims any intention or obligation to update the statements in this report for purposes of disclosing any action or response that the Company decides to take after the date hereof.

The Company issued a press release dated September 18, 2009 with respect to the notification from NASDAQ and is incorporated herein by reference as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated September 18, 2009 issued by Pet DRx Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pet DRx Corporation

September 18, 2009	By:	George A. Villasana

Name: George A. Villasana
Title: Executive Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 18, 2009 issued by Pet DRx Corporation.